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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 23, 2000


                             PAINE WEBBER GROUP INC.
             (Exact Name of Registrant as specified in its charter)



DELAWARE                            NO. 1-7367               NO. 13-2760086
---------                           ----------               --------------
(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)



1285 AVENUE OF THE AMERICAS
       NEW YORK, NEW YORK                           10019
-----------------------------                     ---------
        (Address of principal                     (Zip code)
          executive offices)

Registrant's telephone number, including area code:    (212) 713-2000
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Item 5.           Other Events.

         On October 23, 2000, the Registrant announced that, at a special stockholder meeting, its stockholders voted to approve the proposed merger of the Registrant with and into a subsidiary of UBS AG. A copy of the press releases announcing approval of the proposed merger are included herein as Exhibits 99.1 and 99.2 to this report.


Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                           99.1     Copy of Registrant's press release.

                           99.2     Copy of Registrant's press release.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PAINE WEBBER GROUP INC.


                                             By:      /s/    Jerome T. Fadden
                                                     --------------------------
                                             Name:    Jerome T. Fadden
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer


Dated:   October 23, 2000
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                                  EXHIBIT INDEX



ITEM NO.                                   DESCRIPTION
--------                                   -----------

99.1                       Copy of Registrant's press release.

99.2                       Copy of Registrant's press release.